Exhibit 10.1

Letter Agreement
UNITED STATES DEPARTMENT OF THE TREASURY
1500 PENNSYLVANIA AVENUE, NW
WASHINGTON, D.C. 20220

UST Sequence Number: 152

Dear Ladies and Gentlemen:

The company set forth on the signature page hereto (the “Company”) intends to issue in a private placement the number of shares of a series of its preferred stock set forth on Schedule A hereto (the “Preferred Shares”) and a warrant to purchase the number of shares of its common stock set forth on Schedule A hereto (the “Warrant” and, together with the Preferred Shares, the “Purchased Securities”) and the United States Department of the Treasury (the “Investor”) intends to purchase from the Company the Purchased Securities.

The purpose of this letter agreement is to confirm the terms and conditions of the purchase by the Investor of the Purchased Securities.  Except to the extent supplemented or superseded by the terms set forth herein or in the Schedules hereto, the provisions contained in the Securities Purchase Agreement – Standard Terms attached hereto as Exhibit A (the “Securities Purchase Agreement”) are incorporated by reference herein.  Terms that are defined in the Securities Purchase Agreement are used in this letter agreement as so defined.  In the event of any inconsistency between this letter agreement and the Securities Purchase Agreement, the terms of this letter agreement shall govern.

Each of the Company and the Investor hereby confirms its agreement with the other party with respect to the issuance by the Company of the Purchased Securities and the purchase by the Investor of the Purchased Securities pursuant to this letter agreement and the Securities Purchase Agreement on the terms specified on Schedule A hereto.

This letter agreement (including the Schedules hereto) and the Securities Purchase Agreement (including the Annexes thereto) and the Warrant constitute the entire agreement, and supersede all other prior agreements, understandings, representations and warranties, both written and oral, between the parties, with respect to the subject matter hereof.  This letter agreement constitutes the “Letter Agreement” referred to in the Securities Purchase Agreement.

This letter agreement may be executed in any number of separate counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement.  Executed signature pages to this letter agreement may be delivered by facsimile and such facsimiles will be deemed as sufficient as if actual signature pages had been delivered.

* * *
In witness whereof, this letter agreement has been duly executed and delivered by the duly authorized representatives of the parties hereto as of the date written below.

UNITED STATES DEPARTMENT OF THE SECRETARY
By:	/s/ Neel Kashkari
Name:	Neel Kashkari
Title:	Interim Assistant Secretary for Financial Stability

TIB FINANCIAL CORP.
By:	/s/ Thomas J. Longe
Name:	Thomas J. Longe
Title:	Chairman and Chief Executive Officer

Date: December 5, 2008

EXHIBIT A

SECURITIES PURCHASE AGREEMENT

Exhibit 10.4 incorporated by reference

SCHEDULE A

ADDITIONAL TERMS AND CONDITIONS

UST Sequence Number: 152

Company Information:

Name of the Company:  TIB Financial Corp.
Corporate or other organizational form:  Corporate
Jurisdiction of Organization:  Florida
Appropriate Federal Banking Agency:  Federal Reserve Bank of Atlanta
Notice Information:                                       Stephen J. Gilhooly                                                                           John P. “Jack” Greeley, Esquire
EVP & Chief Financial Officer                                                                                     Smith Mackinnon, P.A.
TIB Financial Corp.                                                                           255 S. Orange Ave.
599 Ninth Street N., Suite 101                                                                                     Suite 800
Naples, Florida 34102                                                                                     Orlando, Florida 32801
Telephone:  (239) 659-5876                                                                           Telephone:  (407) 843-7300
Facsimile:  (239) 263-4543                                                                           Facsimile:  (407) 843-2448

Terms of Purchase:
Series of Preferred Stock Purchased:	Fixed Rate Cumulative Perpetual Preferred Stock, Series A

Per Share Liquidation Preference of Preferred Stock:                                                                                                       One thousand dollars ($1,000.00)
Number of Shares of Preferred Stock Purchased:  37,000
Dividend Payment Dates on the Preferred Stock: February 15, May 15, August 15, and November 15

Number of Initial Warrant Shares:  1,063,218
Exercise Price of the Warrant:  $5.22 per share
Purchase Price:  $37,000,000.00
Closing:
Location of Closing:
Time of Closing:
Date of Closing:
Wire Information for Closing:                                                                                ABA Number:
Bank:  TIB Bank
Account Name:  TIB Financial Corp.
Account Number:
Beneficiary:  TIB Financial Corp.

SCHEDULE B

CAPITALIZATION

UST Sequence Number: 152

Capitalization Date:  November 30, 2008

Common Stock

Par value:	$0.10 per share

Total Authorized:	40,000,000 shares

Outstanding: 14,314,756 shares

Subject to warrants, options, convertible
securities, etc.:                                  1,897,160 shares

Reserved for benefit plans and other
issuances: 307,371 shares

Remaining authorized but unissued: 23,410,123 shares * Remaining shares have been reduced by 70,590 shares that are held in treasury shares and are considered issued but not outstanding.

Shares issued after Capitalization Date
(other than pursuant to warrants, options,
convertible securities, etc. as set forth
above):                        None

Preferred Stock

Par value:  No par value

Total Authorized:  5,000,000 shares

Outstanding (by series):  None

Reserved for issuance:  None

Remaining authorized but unissued:  5,000,000 shares

SCHEDULE C
UST Seq. Number 152

REQUIRED STOCKHOLDER APPROVALS

 Required1                                      % Vote Required

Warrants -- Common Stock Issuance

Charter Amendment

Stock Exchange Rules

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If no stockholder approvals are required, please so indicate by checking the box:     X

If stockholder approval is required, indicate applicable class/series of capital stock that    are required to vote.

SCHEDULE D
UST Seq. Number 152

LITIGATION

List any exceptions to the representation and warranty in Section 2.2(l) of the Securities Purchase Agreement – Standard Terms.

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If none, please so indicate by checking the box:  X .

SCHEDULE E
UST Seq. Number 152

COMPLIANCE WITH LAWS

List any exceptions to the representation and warranty in the second sentence of Section 2.2(m) of the Securities Purchase Agreement – Standard Terms.

[Missing Graphic Reference]
If none, please so indicate by checking the box: X

List any exceptions to the representation and warranty in the last sentence of Section 2.2(m) of the Securities Purchase Agreement – Standard Terms.

[Missing Graphic Reference]
If none, please so indicate by checking the box: .X

SCHEDULE F
UST Seq. Number 152

REGULATORY AGREEMENTS

List any exceptions to the representation and warranty in Section 2.2(s) of the Securities Purchase Agreement – Standard Terms.

[Missing Graphic Reference]
If none, please so indicate by checking the box: .X